Exhibit 31.2
CNH INDUSTRIAL N.V.

CERTIFICATION OF SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Oddone Incisa, certify that:

1.    I have reviewed this Amendment No. 1 on Form 10-K/A of CNH Industrial N.V.;

2.    Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

March 19, 2024	CNH INDUSTRIAL N.V.

/s/ ODDONE INCISA
Oddone Incisa
Chief Financial Officer